                                                             Exhibit 10.38

                                 FIRST AMENDMENT


         FIRST AMENDMENT (the "First Amendment") dated as of October 31, 1997 to Guaranty Agreement dated as of October 1, 1990 (the "First Agreement") among Retailer Funding Corporation (the "Company"), Keyboard Acceptance Corporation (formerly BPO Finance Corporation) ("KAC"), Baldwin Piano & Organ Company ("Baldwin") and General Electric Capital Corporation (the "Guarantor"). Except as otherwise defined herein, capitalized terms used herein and defined, either directly or by reference in the Purchase and Administration Agreement shall be used herein as so defined.

                              W I T N E S S E T H :
                              ---------------------


         WHEREAS, the Company, KAC, Baldwin and the Guarantor have entered into the Guaranty Agreement and now desire to amend certain of the provisions thereof:

         NOW, THEREFORE, it is agreed:

                  Section 8 of the Guaranty Agreement is hereby amended by adding a new paragraph at the end thereof which reads as follows:

                  "In order to provide the Guarantor with assurance as to the performance by Baldwin and KAC of their reimbursement obligations hereunder, Baldwin shall deliver to Guarantor on or prior to October 31, 1997, and cause to be maintained in effect from time to time thereafter, an irrevocable letter of credit (the "Guaranty Reimbursement Letter of Credit") naming the Guarantor as beneficiary and permitting the Guarantor to make drawings thereunder from time to time, in an aggregate principal amount not less than 2% of the Outstanding Principal Receivables as of the earlier of (x) the Settlement Date in the calendar month preceding the date of the related payment under the Guaranty and (y) the Wind- Down Date, for amounts required to be reimbursed to the Guarantor under this Guaranty Agreement that are not so reimbursed on or prior to the tenth day following the due date therefor. Such Guaranty Reimbursement Letter of Credit shall be in form and substance satisfactory to the Guarantor and shall be issued by The Fifth Third Bank, NBD Bank, N.A. or another banking institution approved by Guarantor."

         This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Guaranty Agreement.

         This First Amendment shall become effective (the "Amendment Effective Date") on the date on which the Company, KAC, Baldwin and GECC shall have each executed and delivered to the other a counterpart of this First Amendment.

         From and after the Amendment Effective Date, all references to the Guaranty Agreement in the Guaranty Agreement, each of the other Company Documents and each of the Seller Documents shall be deemed to be references to the Purchase and Administration Agreement as amended hereby.

         This First Amendment may be executed on separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

         This First Amendment and the rights and obligations hereunder shall be construed in accordance with and governed by the laws of the State of New York.

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

                                         RETAILER FUNDING CORPORATION



                                         By /s/ Anne C. Brennan
                                            ----------------------------------
                                         Title: Secretary


                                         KEYBOARD ACCEPTANCE CORPORATION
                                         (formerly BPO Finance Corporation)



                                         By /s/ Goerge B. Huebner
                                            ----------------------------------
                                         Title: President


                                         BALDWIN PIANO & ORGAN COMPANY



                                         By /s/ Perry H. Schwartz
                                            ----------------------------------
                                         Title: Executive Vice President

                                          GENERAL ELECTRIC CAPITAL
                                          CORPORATION


                                          By   /s/ Harold Goehl
                                            ----------------------------------
                                          Title: Attorney-in-fact